UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            January 28, 2002
                            ----------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact name of registrant as specified in its charter)


          Colorado              33-23693              84-1090424
- ----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)      File Number)        Identification No.)


               45926 Oasis Street, Indio, California 92201
               -------------------------------------------
      (Address of principal executive offices, including zip code)


                             (760) 775-8333
                             --------------
          (Registrant's telephone number, including area code)

                                   N/A
                                  ----
      (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
- ---------------------

     Entropin, Inc. ("Entropin") issued the following press release on January 24, 2002:

         ENTROPIN NAMES DENNIS K. METZLER TO BOARD OF DIRECTORS

INDIO, Calif. (JANUARY 24, 2002) - Entropin, Inc. (Nasdaq: ETOP; ETOPW) is a specialty pharmaceutical company developing new therapeutics for painful soft tissue injuries and diseases. Today, the Company announced the appointment of Dennis K. Metzler, 61, to the Entropin Board of Directors, bringing the total number of Directors to eight.

Mr. Metzler is an attorney and entrepreneur with over 30 years of business experience. He is currently President of Metzler Enterprises, Inc., based in Fresno, California, and is involved in real estate development and various investment activities. Previously Mr. Metzler was Chief Executive Officer and co-owner of his family's diversified and integrated farming business, H.P. Metzler & Sons, based in Fresno, California. Earlier, Mr. Metzler practiced law in Los Angeles for twelve years with the law firm of Shutan and Trost (now Sidley, Austin, Brown & Wood). He received his J.D. from University of Southern California Law School.

While CEO of H. P. Metzler & Sons, the world's largest grower of Granny Smith apples, Mr. Metzler served on several industry boards, including the Produce Marketing Association. Additionally, he has previously served as a board member for numerous organizations, including the Fresno Economic Development Corporation, the Fresno Metropolitan Museum, the Boy Scouts of America and St. Agnes Medical Center. Mr. Metzler is currently serving as Chairman of The Fellowship of Christian Athletes, Chairman of A Place For You Foundation, and is an active member of the World President's Organization.

"Dennis is a valuable addition to our Board of Directors," said Higgins D. Bailey, Ed.D., Entropin's Chairman. "His legal background, varied general business experience, and network of financial contacts will be particularly helpful."

Dr. Bailey continued, "Dennis' appointment completes our Board. We now have Directors with in-depth experience in the key areas of drug development and corporate business. I believe Dennis will be a major contributor to the future success of Entropin."

Commenting on his Board appointment, Mr. Metzler said, "I am looking forward to joining Entropin's outstanding Board and serving as a Director. Esterom(R) is a unique product and I am enthusiastic about its potential to help people and contribute to the future success of the Company."

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
ABOUT ENTROPIN

Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRE-CLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND (6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                #   #   #

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 28, 2002            ENTROPIN, INC



                                   By: /s/ THOMAS G. TACHOVSKY
                                      --------------------------------
                                      Thomas G. Tachovsky
                                      President and Chief Executive Officer



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